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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 21, 2005

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 000-22685 (Commission File Number)	No. 13-3925979 (IRS Employer Identification No.)
888 Seventh Avenue New York, New York (Address of Principal Executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)    Financial Statements and Pro Forma Financial Information

        On July 21, 2005, Vornado Realty L.P., a Delaware limited partnership ("we," "Vornado" or the "Company"), and other investors acquired Toys "R" Us, Inc. ("Toys") and in connection with that acquisition we filed a Current Report on Form 8-K describing the acquisition. Reference is made to that Current Report on Form 8-K filed by Vornado with the Securities and Exchange Commission dated July 21, 2005, in connection with the merger between Global Toys Acquisition Merger Sub, Inc. ("Purchaser") with and into Toys pursuant to the Agreement and Plan of Merger, dated as of March 17, 2005, among Toys, Global Toys Acquisition LLC and Purchaser (the "Merger Agreement"). This Current Report on Form 8-K/A amends that prior filing. In connection with the merger:

  •
  a wholly-owned subsidiary of the Company paid $407,342,687 and turned in 784,700 shares of Toys common stock, with a market value of $20,990,725 it already owned in Toys in return for an approximately 32.9% interest in the equity of Toys that we own through our 32.9% interest in Toys "R" Us Holdings, Inc., which owns all of the outstanding common shares of Toys; and

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  the publicly held shares of Toys common stock were converted into the right to receive $26.75 per share, representing an aggregate purchase price of $6.6 billion.

        Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein are the required audited and unaudited consolidated financial statements and pro forma financial information, respectively. Exhibit 99.1 presents the audited consolidated historical financial statements of Toys for its fiscal year ended January 29, 2005, its last completed fiscal year, and Exhibit 99.2 presents the unaudited condensed consolidated financial statements of Toys for the 26 weeks ended July 30, 2005, its most recently completed six month fiscal period. Exhibit 99.3 presents the Company's unaudited pro forma condensed consolidated financial statements for its fiscal year ended December 31, 2004, its last completed fiscal year, and for the six months ended June 30, 2005 its most recently completed six month fiscal period, with pro forma adjustments arising from Toys' fiscal year ended January 29, 2005 and Toys' 26 weeks ended July 30, 2005. Exhibit 99.4 presents Toys pro forma unaudited condensed consolidated financial statements as prepared by Toys for its fiscal year ended January 29, 2005 and the 26 weeks ended July 30, 2005.

        The business of Toys is highly seasonal. Based on Toys' annual report for the year ended January 29, 2005, the first quarter ended May 1, 2004 and the third quarter ended October 30, 2004 resulted in net losses, and the second quarter ended July 31, 2004 and the fourth quarter ended January 29, 2005 resulted in net income with the fourth quarter accounting for over 80% of Toys' net income for the year ended January 29, 2005. Accordingly, the Company's financial statements will be affected by the seasonality of Toys' business.

        The Company's fiscal year ends on December 31 whereas Toys fiscal year ends on the Saturday nearest January 31, therefore the Company will record its pro-rata share of Toys net income (loss) on a one quarter-lag basis. For example, the Company's financial results for the fourth quarter ended December 31 will include Toys' financial results for the third quarter ended October 30, and the Company's financial results for the year ended December 31 will include Toys' financial results for the first, second and third quarters ended October 30, as well as its fourth quarter results of the prior year.

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(c)
Exhibits.

99.1	Toys "R" Us, Inc.—Consolidated Financial Statements as of and for the Fiscal Year Ended January 29, 2005, together with the report of Ernst & Young LLP previously filed by Toys with the SEC on April 29, 2005 under Part I, Item 8 of its Annual Report on Form 10-K for the fiscal year ended January 29, 2005 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are hereby incorporated herein by this reference.
99.2
Toys "R" Us, Inc.—Unaudited Condensed Consolidated Financial Statements as of and for the 26 Weeks ended July 30, 2005, previously filed by Toys with the SEC on September 14, 2005 under Part I, Item 1 of its Quarterly Report on Form 10-Q for the quarterly period ended July 30, 2005 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are hereby incorporated herein by this reference.
99.3	Vornado Realty L.P.—Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the Six Months Ended June 30, 2005 and for the Year Ended December 31, 2004.
99.4
Toys "R" Us, Inc.—Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the 26 Weeks Ended July 30, 2005 and the Fiscal Year Ended January 29, 2005 (fiscal year ends on the Saturday nearest to January 31) previously filed by Vornado Realty Trust with the SEC on October 5, 2005, as Exhibit 99.4 under Item 9.01 of Vornado Realty Trust's Current Report on Form 8-K/A dated October 5, 2005, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are hereby incorporated herein by this reference.
99.5	Consent of Ernst & Young LLP.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (REGISTRANT)
By:	VORNADO REALTY TRUST, sole general partner
By:	/s/ JOSEPH MACNOW Name: Joseph Macnow
Title: Executive Vice President—Finance and
             Administration and
             Chief Financial Officer of Vornado
             Realty Trust, sole general partner of
             Vornado Realty L.P.
             (duly authorized officer and principal
financial and accounting officer)

Date: October 5, 2005

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  Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE